UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 23, 2017

DIGITALGLOBE, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-34299	31-1420852
(Commission File Number)	(IRS Employer Identification No.)

1300 West 120th Avenue Westminster, Colorado	80234
(Address of Principal Executive Offices)	(Zip Code)

(303) 684-4000
(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02Termination of a Material Definitive Agreement.

On January 23, 2017 (the “Redemption Date”), DigitalGlobe, Inc. (the “Company”) (1) redeemed all of the outstanding aggregate principal amount of its 5.25% Senior Notes due 2021 (the “Notes”) at a redemption price of 100% of the aggregate principal amount of the Notes to be redeemed, plus the “make-whole” premium and accrued and unpaid interest to, but excluding, the Redemption Date, pursuant to the terms of the Indenture, dated as of January 31, 2013 (the “Indenture”), among the Company, the guarantors party thereto and U.S. Bank National Association, as trustee, governing the Notes and (2) discharged the Indenture. No Notes will remain outstanding after the Redemption Date.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGITALGLOBE, INC.

Date: January 23, 2017	By:	/s/ Daniel L. Jablonsky
Daniel L. Jablonsky
Senior Vice President, General Counsel and Corporate Secretary